UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2017

ALMOST FAMILY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY  40223

(Address of principal executive offices) (Zip code)

(502) 891-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On January 19, 2017, Almost Family, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters a total of 3,000,000 shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), plus an option to purchase up to 450,000 additional shares of Common Stock, in a registered public offering pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-204584) (the “Registration Statement”). For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 1.1.

Item 8.01.             Other Events.

On January 19, 2017, the Company issued a press release announcing that it had priced its public offering of 3,000,000 shares of Common Stock plus an option to purchase up to 450,000 additional shares of Common Stock. On January 20, 2017, the Company issued a press release announcing that the Underwriters had exercised their option to purchase 450,000 additional shares of Common Stock. Copies of the foregoing press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

1.1

Underwriting Agreement relating to the Common Stock, dated January 19, 2017, between Almost Family, Inc. and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters

5.1	Opinion of Frost Brown Todd LLC relating to the Company’s Common Stock (including the consent required with respect thereto)

99.1	Press Release dated January 19, 2017

99.2	Press Release dated January 20, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALMOST FAMILY, INC.

Date: January 24, 2017	By:	/s/ C. Steven Guenthner
C. Steven Guenthner
President & Principal Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1

Underwriting Agreement relating to the Common Stock, dated January 19, 2017, between Almost Family, Inc. and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters

5.1	Opinion of Frost Brown Todd LLC relating to the Company’s Common Stock (including the consent required with respect thereto)

99.1	Press Release dated January 19, 2017

99.2	Press Release dated January 20, 2017